SUPPLEMENT DATED FEBRUARY 6, 2009 TO THE PROSPECTUS OF

MORGAN STANLEY LIMITED DURATION U.S. GOVERNMENT TRUST

Dated September 30, 2008

The first sentence in the first paragraph of the section of the Prospectus entitled “Principal Investment Strategies” is hereby deleted and replaced with the following:

The Fund invests substantially all of its net assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury securities and Treasury Inflation Protected Securities. U.S. Government securities may also include debt securities guaranteed under the Federal Deposit Insurance Corporation (“FDIC”) Temporary Liquidity Guarantee Program. The FDIC guarantee of these securities is subject to the full faith and credit of the U.S. government.

***

The following is hereby added as the second and third paragraphs of the section of the Prospectus entitled “Principal Risks—U.S. Government Securities”:

With respect to the U.S. Government securities which are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. Government securities purchased by the Fund, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Under the FDIC Temporary Liquidity Guarantee Program, the FDIC guarantees the payment of principal and interest on the newly issued senior secured debt of banks, thrift institutions and certain holding companies. The FDIC guarantee of such debt is subject to the full faith and credit of the U.S. government and expires on June 30, 2012  Therefore, the Fund will not invest in any FDIC guaranteed debt with a maturity date later than June 30, 2012. The interest from U.S. government securities generally is not subject to state and local taxation. However, the interest on securities guaranteed under the Temporary Liquidity Guarantee Program may be subject to state and local income taxes and therefore may cause additional state and local tax consequences for shareholders of any fund that purchases such securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LDTSPT1